ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PRELIMINARY COLLATERAL SUMMARY

September 28, 2005

$[1,500,000,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Mortgage Originator

Servicer

Master Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

Disclaimer

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Preliminary Deal Characteristics

Expected Cut-off Date:	[October 1, 2005]
Expected Pricing:	[October [ ], 2005]
Mortgage Originator:	New Century Mortgage Corp.
Seller:	DLJ Mortgage Capital, Inc.
Depositor:	Asset Backed Securities Corporation
Expected Settlement:	On or about [October 28, 2005] (“the Closing Date”)
Expected Legal Final Maturity:	[October 25, 2035]
Primary Servicer:	Select Portfolio Servicing, Inc.
Master Servicer (Hot Back-up):	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	TBD
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on [November 26, 2005].

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28, 3/27 and 5/25 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28, 3/27 and 5/25 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four, thirty-six and sixty month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through September 2005.  The final pool will be approximately $[1,500,000,000] (+/-10%) and the characteristics noted below are representative of the final pool, but are subject to variances based on final delivery.

ABSC NC 2005-HE8 Summary

Characteristics	Total Collateral Summary	FNMA Conforming Collateral Summary	Non-Conforming Collateral Summary	Fixed Collateral Summary	ARM Collateral Summary

Current Balance	$1,480,005,702	$783,909,510	$696,096,193	$329,526,000	$1,150,479,702
Number of Loans	8,172	4,898	3,274	2,913	5,259
Average Current Balance	$181,107	$160,047	$212,613	$113,123	$218,764
Interest Only Loans	27.78%	25.35%	30.52%	0.00%	35.74%
Fixed Rate Loans	22.27%	23.80%	20.54%	100.00%	0.00%
Adjustable Rate Loans	77.73%	76.20%	79.46%	0.00%	100.00%
W.A. Coupon	7.264%	7.276%	7.251%	7.499%	7.197%
W.A. Margin	5.827%	5.806%	5.850%	0.000%	5.827%
W.A. Maximum Rate	14.191%	14.199%	14.183%	0.000%	14.191%
W.A. Initial Rate Adjustment Cap	1.498%	1.497%	1.499%	0.000%	1.498%
W.A. Periodic Rate Adjustment Cap	1.498%	1.497%	1.498%	0.000%	1.498%
W.A. Original LTV/CLTV	81.43%	80.99%	81.93%	80.79%	81.61%
W.A. Original Term	357	357	357	348	360
W.A. Remaining Term	356	356	356	346	358
Non-Zero W.A. FICO	622	621	623	632	619
WA DTI	40.56%	40.39%	40.75%	39.60%	40.84%
Owner Occupied	91.14%	91.12%	91.16%	98.45%	89.04%
Prepayment Penalty Percentage	70.18%	70.04%	70.35%	76.05%	68.50%
First Lien Percentage	95.99%	95.59%	96.44%	81.98%	100.00%
Second Lien Percentage	4.01%	4.41%	3.56%	18.02%	0.00%
Top 5 States	CA (35.22%) FL (9.66%) NY (5.38%) NJ (4.34%) MA (4.21%)	CA (25.90%) FL (10.83%) AZ (5.14%) MA (5.06%) NY (5.04%)	CA (45.72%) FL (8.34%) NY (5.75%) TX (3.70%) NJ (3.69%)	CA (26.37%) FL (11.30%) TX (10.50%) NY (7.37%) PA (3.00%)	CA (37.76%) FL (9.19%) MA (4.86%) NY (4.80%) NJ (4.76%)
Conforming By Balance Percentage	75.56%	100.00%	48.05%	94.81%	70.05%

ABSC SERIES OOMC 2005-HE6
FNMA CONFORMING COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	26	$583,938.00	0.07%	628	99.91%	10.601%	100.00%
25,001 - 50,000	286	11,375,970.80	1.45	630	93.41	9.851	94.60
50,001 - 75,000	562	34,963,731.00	4.46	607	85.36	8.754	89.71
75,001 - 100,000	644	56,745,191.20	7.24	614	82.63	7.891	93.44
100,001 - 125,000	586	66,080,835.00	8.43	611	79.80	7.508	93.42
125,001 - 150,000	536	73,533,225.70	9.38	612	79.96	7.299	93.14
150,001 - 175,000	469	76,128,866.00	9.71	611	79.43	7.232	92.75
175,001 - 200,000	373	70,211,464.00	8.95	616	79.19	7.177	89.60
200,001 - 250,000	496	111,686,499.00	14.24	623	79.78	7.097	88.83
250,001 - 300,000	485	133,022,070.00	16.96	623	80.58	6.881	92.16
300,001 - 400,000	387	127,801,479.60	16.30	634	82.14	6.911	91.19
400,001 - 500,000	38	16,766,150.00	2.14	657	83.11	7.184	71.00
500,001 - 600,000	9	4,669,600.00	0.60	642	81.92	6.515	89.25
600,001 - 700,000	1	620,500.00	0.08	651	85.00	6.700	100.00
Total:	4,898	$784,189,520.30	100.00%	621	80.99%	7.276%	91.12%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	26	$583,673.23	0.07%	628	99.91%	10.601%	100.00%
25,001 - 50,000	287	11,400,786.78	1.45	630	93.44	9.850	94.62
50,001 - 75,000	561	34,885,511.26	4.45	607	85.34	8.753	89.69
75,001 - 100,000	644	56,723,070.40	7.24	614	82.63	7.891	93.44
100,001 - 125,000	586	66,054,515.92	8.43	611	79.80	7.508	93.42
125,001 - 150,000	537	73,657,464.83	9.40	612	79.99	7.298	93.16
150,001 - 175,000	468	75,954,515.08	9.69	611	79.40	7.233	92.74
175,001 - 200,000	373	70,193,573.45	8.95	616	79.19	7.177	89.60
200,001 - 250,000	496	111,633,177.32	14.24	623	79.78	7.097	88.83
250,001 - 300,000	485	132,993,888.09	16.97	623	80.58	6.881	92.16
300,001 - 400,000	387	127,776,597.92	16.30	634	82.14	6.911	91.19
400,001 - 500,000	38	16,764,016.82	2.14	657	83.11	7.184	71.00
500,001 - 600,000	9	4,668,218.84	0.60	642	81.92	6.515	89.25
600,001 - 700,000	1	620,500.00	0.08	651	85.00	6.700	100.00
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	8	$1,393,237.27	0.18%	500	78.39%	8.415%	90.30%
501 - 525	316	44,396,313.25	5.66	513	75.50	8.144	98.22
526 - 550	374	56,456,185.35	7.20	538	75.69	7.772	98.49
551 - 575	466	74,668,168.95	9.53	563	79.34	7.586	96.13
576 - 600	785	119,956,742.11	15.30	588	80.24	7.302	94.05
601 - 625	804	125,727,110.53	16.04	613	81.52	7.121	92.94
626 - 650	772	126,443,031.29	16.13	638	82.49	7.115	92.44
651 - 675	599	99,150,993.30	12.65	663	83.62	7.090	84.26
676 - 700	378	63,837,009.05	8.14	687	83.20	6.987	85.15
701 - 725	189	33,504,201.14	4.27	712	83.22	6.975	82.46
726 - 750	108	19,665,715.85	2.51	738	80.97	7.043	83.34
751 - 775	71	13,702,235.46	1.75	763	80.86	6.916	75.63
776 - 800	23	3,993,331.24	0.51	785	88.24	7.805	64.09
801 - 825	5	1,015,235.15	0.13	804	78.56	6.950	60.56
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	6	$421,265.77	0.05%	625	69.72%	7.490%	100.00%
121 - 180	73	6,914,044.55	0.88	620	71.50	7.156	95.19
181 - 240	65	6,577,012.40	0.84	625	74.16	7.103	99.23
241 - 300	3	602,522.35	0.08	597	74.01	6.133	100.00
301 - 360	4,751	769,394,664.87	98.15	621	81.14	7.279	91.00
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	79	$7,335,310.32	0.94%	620	71.39%	7.176%	95.46%
181 - 348	68	7,179,534.75	0.92	622	74.14	7.022	99.30
349 - 360	4,751	769,394,664.87	98.15	621	81.14	7.279	91.00
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,717	$567,169,572.99	72.35%	617	80.77%	7.257%	94.00%
PUD - Detached	449	75,036,600.31	9.57	620	82.38	7.406	86.03
2 - 4 Unit	303	72,898,270.21	9.30	643	80.25	7.310	76.52
Condo	311	51,573,954.07	6.58	635	82.18	7.243	86.62
PUD - Attached	118	17,231,112.36	2.20	618	81.69	7.267	93.42
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	4,494	$714,265,618.29	91.12%	617	80.62%	7.212%	100.00%
Investment Prop.	312	54,920,597.29	7.01	657	84.86	7.988	0.00
Second Home	92	14,723,294.36	1.88	658	84.37	7.712	0.00
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi - Cashout	2,411	$410,210,424.98	52.33%	603	78.24%	7.182%	94.86%
Purchase	1,983	293,714,714.63	37.47	647	84.66	7.470	84.44
Refi - Rate/Term	504	79,984,370.33	10.20	615	81.59	7.043	96.43
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	143	$19,428,874.02	2.48%	618	40.75%	6.674%	96.79%
50.01 - 60.00	159	26,979,517.61	3.44	595	56.25	6.832	96.67
60.01 - 70.00	355	62,357,395.86	7.95	594	66.75	7.004	93.39
70.01 - 80.00	1,990	342,970,674.69	43.75	625	78.80	6.933	94.66
80.01 - 90.00	1,342	233,996,472.95	29.85	612	87.49	7.446	84.07
90.01 - 100.00	909	98,176,574.81	12.52	651	96.92	8.481	91.44
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	35	$3,337,457.71	0.43%	594	83.13%	7.743%	92.13%
Alaska	2	259,988.39	0.03	627	82.06	7.925	100.00
Arizona	248	40,267,629.94	5.14	625	82.42	7.274	84.68
Arkansas	40	4,718,500.81	0.60	626	83.62	7.399	100.00
California	937	203,018,447.00	25.90	630	78.66	6.972	93.45
Colorado	91	13,536,766.69	1.73	619	84.90	7.043	98.34
Connecticut	66	11,081,159.18	1.41	601	79.57	7.358	91.15
Delaware	8	1,169,500.23	0.15	643	84.34	7.149	83.44
Florida	558	84,858,315.10	10.83	613	80.52	7.403	85.93
Georgia	104	13,318,262.27	1.70	618	84.08	7.515	89.38
Hawaii	39	11,763,444.68	1.50	656	79.90	6.602	86.49
Idaho	38	4,685,702.15	0.60	614	82.36	7.184	82.47
Illinois	195	27,875,733.70	3.56	620	82.40	7.458	91.36
Indiana	78	7,947,888.61	1.01	601	83.91	7.631	86.18
Iowa	35	3,650,244.72	0.47	618	85.19	7.631	88.74
Kansas	21	2,089,334.35	0.27	624	88.19	7.782	96.43
Kentucky	30	2,767,530.32	0.35	602	85.79	8.113	85.62
Louisiana	14	1,381,890.36	0.18	593	82.28	7.852	100.00
Maine	24	3,190,219.12	0.41	624	79.62	7.655	94.73
Maryland	75	13,808,037.21	1.76	595	78.49	7.307	97.14
Massachusetts	187	39,671,690.22	5.06	620	81.59	7.181	93.65
Michigan	133	14,662,376.84	1.87	599	84.04	7.740	91.29
Minnesota	77	11,944,020.03	1.52	612	81.02	7.523	97.90
Mississippi	23	2,461,984.76	0.31	598	85.73	7.923	100.00
Missouri	64	6,799,661.82	0.87	601	84.01	7.695	95.35
Montana	12	1,651,003.51	0.21	594	74.87	7.721	94.85
Nebraska	25	2,490,192.01	0.32	592	83.64	7.623	96.25
Nevada	87	17,160,028.72	2.19	633	82.67	7.289	76.89
New Hampshire	21	3,969,873.38	0.51	609	81.56	7.227	100.00
New Jersey	183	38,544,975.76	4.92	625	80.64	7.376	88.48
New Mexico	36	4,409,045.00	0.56	608	83.44	7.374	94.63
New York	189	39,529,757.68	5.04	640	78.47	7.062	90.53
North Carolina	30	3,219,584.55	0.41	590	82.20	7.907	97.00
North Dakota	3	296,992.51	0.04	563	81.68	8.189	100.00
Ohio	138	14,541,009.63	1.85	599	86.01	7.786	85.78
Oklahoma	24	2,490,597.37	0.32	618	83.02	7.388	86.25
Oregon	77	9,451,114.54	1.21	634	83.30	7.056	92.02
Pennsylvania	116	13,903,117.57	1.77	605	84.42	7.573	96.95
Rhode Island	30	6,518,418.87	0.83	634	81.75	7.616	74.79

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Carolina	41	4,164,025.42	0.53	601	81.83	7.659	91.39
South Dakota	8	1,005,892.32	0.13	623	84.95	7.098	92.02
Tennessee	86	9,106,024.50	1.16	613	84.52	7.513	98.18
Texas	369	36,374,797.26	4.64	608	80.85	7.670	94.75
Utah	34	4,221,497.36	0.54	632	86.27	7.100	88.51
Vermont	2	314,825.00	0.04	573	87.64	7.548	100.00
Washington	136	23,066,571.09	2.94	619	83.94	7.052	94.98
Virginia	56	8,730,872.99	1.11	598	79.92	7.671	95.62
West Virginia	6	361,671.33	0.05	575	82.88	9.269	83.42
Wisconsin	52	6,059,047.77	0.77	613	83.29	7.683	87.82
Wyoming	5	476,122.51	0.06	637	82.52	6.900	100.00
Washington DC	10	1,586,665.08	0.20	575	62.92	7.505	87.42
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	3,127	$470,865,986.31	60.07%	606	80.66%	7.032%	95.57%
Stated Doc	1,701	300,294,945.92	38.31	643	81.46	7.663	84.05
Limited Doc	70	12,748,577.71	1.63	621	81.91	7.130	92.99
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	2	$552,800.00	0.07%	633	80.00%	5.000%	100.00%
5.001 - 5.500	65	14,356,225.76	1.83	653	75.22	5.346	94.13
5.501 - 6.000	423	87,073,445.00	11.11	648	75.41	5.895	98.05
6.001 - 6.500	643	128,965,887.41	16.45	636	77.67	6.306	97.93
6.501 - 7.000	840	157,048,489.91	20.03	629	80.15	6.793	95.09
7.001 - 7.500	638	107,499,777.06	13.71	615	80.58	7.286	92.43
7.501 - 8.000	711	116,706,944.22	14.89	604	82.58	7.766	85.37
8.001 - 8.500	464	65,910,543.99	8.41	591	83.39	8.279	81.49
8.501 - 9.000	388	51,567,557.17	6.58	592	85.13	8.752	74.93
9.001 - 9.500	167	16,813,115.43	2.14	597	88.36	9.244	79.90
9.501 - 10.000	200	14,920,109.97	1.90	625	91.22	9.786	83.07
10.001 - 10.500	120	8,381,957.97	1.07	620	92.70	10.289	97.49
10.501 - 11.000	118	7,688,646.94	0.98	630	97.40	10.753	97.97
11.001 - 11.500	73	3,906,763.56	0.50	632	98.44	11.263	100.00
11.501 - 12.000	34	1,891,091.11	0.24	627	99.36	11.711	97.26
12.001 - 12.500	10	547,794.95	0.07	609	97.69	12.228	88.46
12.501 - 13.000	1	54,980.00	0.01	581	100.00	12.550	100.00
13.001 - 13.500	1	23,379.49	0.00	592	100.00	13.050	100.00
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,675	$186,578,321.30	23.80%	635	80.78%	7.500%	98.50%
11.501 - 12.000	3	692,161.12	0.09	630	82.01	5.201	100.00
12.001 - 12.500	69	14,813,185.84	1.89	654	75.29	5.373	94.31
12.501 - 13.000	257	57,052,827.02	7.28	640	78.37	5.866	97.51
13.001 - 13.500	427	91,208,776.12	11.64	631	79.01	6.319	97.17
13.501 - 14.000	611	124,425,933.68	15.87	628	80.84	6.802	94.12
14.001 - 14.500	494	89,934,650.08	11.47	615	80.37	7.294	90.77
14.501 - 15.000	573	101,483,973.57	12.95	603	83.02	7.770	83.40
15.001 - 15.500	350	56,147,005.24	7.16	590	82.99	8.280	79.58
15.501 - 16.000	282	42,260,802.70	5.39	588	84.29	8.750	70.49
16.001 - 16.500	88	11,233,201.36	1.43	582	86.27	9.218	71.81
16.501 - 17.000	46	5,409,286.58	0.69	579	83.03	9.769	58.03
17.001 - 17.500	15	1,716,838.83	0.22	523	76.73	10.283	100.00
17.501 - 18.000	7	889,346.50	0.11	587	83.55	10.663	89.15
19.001 - 19.500	1	63,200.00	0.01	543	80.00	12.400	0.00
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,675	$186,578,321.30	23.80%	635	80.78%	7.500%	98.50%
2.001 - 2.500	2	404,000.00	0.05	596	80.00	7.089	100.00
2.501 - 3.000	1	239,200.00	0.03	752	80.00	6.125	100.00
3.501 - 4.000	38	5,798,992.14	0.74	641	81.16	6.977	93.16
4.501 - 5.000	240	42,065,361.17	5.37	614	81.75	7.419	84.02
5.001 - 5.500	21	4,840,310.71	0.62	611	82.95	7.442	86.74
5.501 - 6.000	2,296	434,765,142.52	55.46	621	81.67	7.038	89.20
6.001 - 6.500	456	82,724,694.23	10.55	607	80.36	7.752	86.30
6.501 - 7.000	102	16,622,150.55	2.12	557	73.04	7.890	98.96
7.001 - 7.500	60	8,507,593.34	1.09	560	67.24	8.162	95.71
7.501 - 8.000	7	1,363,743.98	0.17	582	80.27	6.991	79.53
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,675	$186,578,321.30	23.80%	635	80.78%	7.500%	98.50%
2007-05	3	441,560.08	0.06	570	78.47	7.890	100.00
2007-06	50	10,559,676.17	1.35	620	80.28	7.556	63.79
2007-07	177	31,932,192.08	4.07	619	81.25	7.414	75.70
2007-08	1,361	249,019,494.23	31.77	613	81.40	7.281	87.75
2007-09	1,193	231,284,154.89	29.50	614	80.84	7.177	90.36
2007-10	2	548,000.00	0.07	698	80.00	6.926	100.00
2008-06	6	1,445,196.90	0.18	630	79.39	6.771	100.00
2008-07	9	1,408,894.06	0.18	642	81.91	6.664	100.00
2008-08	216	35,761,611.83	4.56	634	81.74	6.900	96.33
2008-09	171	28,012,418.43	3.57	628	80.96	6.911	99.48
2008-10	1	243,000.00	0.03	765	90.00	6.975	100.00
2010-06	2	395,780.14	0.05	601	54.90	7.079	0.00
2010-07	3	694,591.03	0.09	676	82.46	7.609	50.68
2010-08	16	3,396,898.80	0.43	618	68.29	6.813	100.00
2010-09	13	2,187,720.00	0.28	619	78.64	6.789	87.02
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,508	$234,887,275.35	29.96%	624	81.74%	7.606%	87.63%
7 - 12	199	35,392,632.96	4.51	640	79.34	7.399	90.19
13 - 24	2,158	367,465,879.52	46.88	612	81.65	7.204	90.58
25 - 36	1,033	146,163,722.11	18.65	631	78.51	6.894	98.28
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	2,108	$363,100,239.12	46.32%	602	80.38%	7.435%	84.39%
2/28 ARM - 2 Yr IO	574	137,822,545.57	17.58	642	83.03	6.857	94.93
2/28 ARM - 5 Yr IO	104	22,862,292.76	2.92	638	81.25	6.648	96.94
3/27 ARM	224	29,171,776.60	3.72	618	80.62	7.126	95.59
3/27 ARM - 3 Yr IO	93	19,575,409.95	2.50	636	81.81	6.789	99.12
3/27 ARM - 5 Yr IO	86	18,123,934.67	2.31	650	82.20	6.646	100.00
5/25 ARM	33	6,322,989.97	0.81	620	71.94	6.860	83.83
5/25 ARM - 7 Yr IO	1	352,000.00	0.04	685	80.00	7.700	100.00
Fixed - 10 Year	6	421,265.77	0.05	625	69.72	7.490	100.00
Fixed - 15 Year	73	6,914,044.55	0.88	620	71.50	7.156	95.19
Fixed - 20 Year	65	6,577,012.40	0.84	625	74.16	7.103	99.23
Fixed - 25 Year	3	602,522.35	0.08	597	74.01	6.133	100.00
Fixed - 30 Year	1,528	172,063,476.23	21.95	636	81.46	7.534	98.60
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	3,870	$615,823,058.02	78.56%	634	82.26%	7.172%	90.70%
A+	454	79,317,211.96	10.12	589	79.79	7.359	88.42
A-	266	42,267,692.78	5.39	561	75.17	7.778	95.53
B	169	25,631,372.38	3.27	552	75.02	7.954	97.46
C	139	20,870,174.80	2.66	561	67.02	8.180	96.99
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	4,319	$749,304,482.50	95.59%	619	80.13%	7.142%	90.82%
Second Lien	579	34,605,027.44	4.41	657	99.57	10.178	97.49
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	4	$301,511.43	0.04%	658	78.23%	8.066%	42.16%
5.01 - 10.00	9	951,378.69	0.12	624	84.53	8.263	65.68
10.01 - 15.00	40	4,838,892.21	0.62	634	77.61	7.656	71.28
15.01 - 20.00	121	15,498,230.01	1.98	625	78.33	7.340	82.79
20.01 - 25.00	224	27,865,015.31	3.55	610	76.49	7.392	93.23
25.01 - 30.00	384	57,782,704.00	7.37	616	80.45	7.177	93.20
30.01 - 35.00	533	78,669,706.89	10.04	617	79.96	7.266	90.71
35.01 - 40.00	799	131,421,468.76	16.76	628	81.38	7.223	91.60
40.01 - 45.00	1,096	179,138,427.50	22.85	627	81.57	7.269	91.96
45.01 - 50.00	1,456	245,322,388.92	31.29	620	83.06	7.351	90.78
50.01 - 55.00	223	40,653,045.29	5.19	594	71.85	7.011	90.39
55.01 - 60.00	9	1,466,740.93	0.19	593	80.92	7.095	100.00
Total:	4,898	$783,909,509.94	100.00%	621	80.99%	7.276%	91.12%

Credit Suisse First Boston Team

	NAME	PHONE EXTENSION
Asset Finance:	Banking
	Boris Grinberg	(5-4375)
	Joe Little	(5-4917)
	Lloyd Brown	(5-4968)
	Plern Bonython	(6-0540)

Structuring
	Balazs Foldvari	(6-3549)

Collateral
	Amit Sharma	(5-5180)

Asset-Backed Syndicate:	Tricia Hazelwood	(5-8549)
	Melissa Simmons	(5-8549)
	James Drvostep	(5-8549)
	Garrett Smith	(5-8549)

Rating Agency Contacts

	NAME	PHONE NUMBER
Standard & Poor’s:	Justin Hansen	(212) 438-7334
Fitch:	Benny Katzburg	(212) 908-0261
Moody’s:	Wioletta Frankowitz	(212) 553-1019